REVENUE (Tables)	12 Months Ended
Dec. 31, 2013
REVENUE [Abstract]
Net method and gross method revenue
The table below provides the breakdown of revenues recorded as per the net method and the gross method.

Voyage Revenues All figures in USD '000	2013	2012	2011
Net pool spot market earnings, cooperative arrangements	-	77,287	76,618
Gross pool spot market earnings, Orion Tankers pool	-	36,339	–
Gross spot market earnings, through spot charters	243,657	17,056	18,169
Total Voyage Revenues	243,657	130,682	94,787